UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO VAN KAMPEN BOND FUND
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO VAN KAMPEN HIGH INCOME TRUST II
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
INVESCO VAN KAMPEN MUNICIPAL TRUST
INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
INVESCO VAN KAMPEN SENIOR INCOME TRUST
INVESCO VAN KAMPEN SENIOR LOAN FUND
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR VALUE MUNICIPALS
INVESCO VAN KAMPEN EXCHANGE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Proxy Voting Information
Invesco Closed-End Funds
Proxy statements were mailed to shareholders on or about June 22, 2012. The proxy statements contain information about the Funds and the proposals for which votes are being solicited. You can access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and your Fund’s annual report by clicking on the Fund name listed below.
Invesco Van Kampen Closed-End Funds
Proxy statements were mailed to shareholders on or about June 22, 2012. The proxy statements contain information about the Funds and the proposals for which votes are being solicited. You can access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and your Fund’s annual report by clicking on the Fund name listed below.
Invesco Van Kampen Exchange Fund
Proxy statements were mailed to shareholders on or about June 21, 2012. The proxy statement contains information about the Fund and the proposals for which votes are being solicited. You can access your Fund’s proxy statement and common questions regarding your Fund’s proposals by clicking on the Fund name listed below.
Invesco Van Kampen Exchange Fund
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to avoid the expense of additional solicitations.

By Internet	If your shares are held through a broker, you may vote your shares at www.proxyvote.com. Otherwise, you may vote your shares at www.proxy-direct.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call toll-free 1.800.337.3503 to vote today. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The joint annual meeting of shareholders for the Invesco Closed-End Funds will be held on July 17, 2012 at 1:00 p.m. Eastern Time.

The joint annual meeting of shareholders for Invesco Van Kampen Closed-End Funds will be held on July 17, 2012 at 2:00 p.m. Eastern Time.

The annual meeting of shareholders for Invesco Van Kampen Exchange Fund will be held on July 17, 2012 at 2:00 p.m. Eastern Time.

Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.341.2929 option 2 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to vote.

HYPERLINK ALERT
You are now leaving invesco.com.
As a convenience to our users, the Invesco web site contains links to other web sites that are created and maintained by other organizations.
Invesco does not control, cannot guarantee, and is not responsible for the accuracy, timeliness, or even the continued availability or existence of the information contained on the web site you are about to enter.
Access is provided for the convenience of online shareholder voting for Invesco only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by Invesco of any other products or services described in such other web sites.

Proxy Information by Fund
Invesco Van Kampen Closed-End Funds
Invesco Van Kampen Advantage Municipal Income Trust II
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Bond Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen California Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Dynamic Credit Opportunities Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.

Additional fund materials:
•	Annual Report
Invesco Van Kampen High Income Trust II
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Massachusetts Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Municipal Opportunity Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Municipal Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Ohio Quality Municipal Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Pennsyvlania Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Select Sector Municipal Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

Invesco Van Kampen Senior Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Senior Loan Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Trust for Investment Grade Municipals
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

Invesco Van Kampen Trust for Investment Grade New York Municipals
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Trust for Value Municipals
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Exchange Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders have about the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on the enclosed proxy card. Have your proxy card in hand and follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	To elect three Trustees by the holders of Common Shares and Preferred Shares, voting separately. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN BOND FUND
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Amended and Restated Agreement and Declaration Trust

•	To elect two Trustees by the holders of Common Shares. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for Invesco California Municipal Income Trust to merge with and into the Fund.

•	Approval of an Agreement and Plan of Merger that provides for Invesco California Quality Municipal Securities to merge with and into the Fund.

•	Approval of an Agreement and Plan of Merger that provides for Invesco California Municipal Securities to merge with and into the Fund.

•	To elect three Trustees by the holders of Common Shares and Preferred Shares, voting together. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?

We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Amended and Restated Agreement and Declaration Trust

•	To elect two Trustees by the holders of Common Shares. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN HIGH INCOME TRUST II
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for Invesco High Yield Investments Fund, Inc. to merge with and into the Fund.

•	To elect two Trustees by the holders of Common Shares. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Trust.

•	To elect three Trustees by the holders of Common Shares and Preferred Shares, voting together. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for Invesco Municipal Premium Income Trust to merge with and into the Fund.

•	Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Select Sector Municipal Trust to merge with and into the Fund.

•	Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Trust for Value Municipals to merge with and into the Fund.

•	To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN MUNICIPAL TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Massachusetts Value Municipal Income Trust to merge with and into the Fund.

•	Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Ohio Quality Municipal Trust to merge with and into the Fund.

•	Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Trust for Investment Grade New Jersey Municipals to merge with and into the Fund.

•	To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN OHIO QUAILTY MUNICIPAL TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Trust.

•	To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	To elect three Trustees by the holders of Common Shares and Preferred Shares, voting seperately. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Opportunity Trust.

•	To elect two Trustees by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN SENIOR INCOME TRUST
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	To elect one Trustees by the holders of Common Shares, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN SENIOR LOAN FUND
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	To elect one Trustee. The elected Trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN TRUST FOR VALUE MUNICIPALS
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you are attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Opportunity Trust.
To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Trust.

•	To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
Below are answers to some typical questions that shareholders may have regarding the proxy statement. We encourage you to read the proxy statement in full.
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•	Approval of an Agreement and Plan of Merger that provides for Invesco New York Quality Municipal Securities to merge with and into the Fund.

•	To elect one Trustee by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote, the Fund may not receive enough votes to hold the July 17, 2012 joint annual shareholder meeting. If this happens, additional solicitations may have to be made, or proxies may have to be resent to shareholders, which would result in additional expense to the Fund.
WHO IS THE PROXY SOLICITOR?
We have hired the Computershare Fund Services as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN EXCHANGE FUND
Below are answers to some typical questions that partners may have regarding the proxy statement. We encourage you to read the proxy statement in full
HOW DO I VOTE?
You may vote in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the proxy card you received in the mail. Have your proxy card in hand and follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the proxy card. Have your proxy card in hand and follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the proxy card in the postage-prepaid return envelope you received in the mail.
4. Vote In Person. You may vote your shares in person if you attend the meeting. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To elect eight Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

•	To elect Invesco Advisers, Inc., as Non-Managing General Partner of the Fund.

•	To amend the Fund’s Partnership Agreement to provide for the payment of distributions in cash, without the option of reinvesting distributions in Fund shares.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal and FOR ALL the nominees.
WHY SHOULD I VOTE?
Every vote is important. If partners fail to vote, the fund may not receive enough votes to hold the July 17, 2012 annual meeting of partners. If this happens, additional solicitations may have to be made, or proxies may have to be resent to partners, which would result in additional expense to the fund.
WHO IS THE PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyonline.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxyonline.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxyonline.com verifies the number and presents the correct proxy card.

•	Firewall — To protect the confidentiality of your account records, proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of partners listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
Please follow these guidelines to avoid the time and expense of validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the annual shareholder meeting, which will be held on July 17, 2012 at 2:00 p.m. Eastern Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

INVESCO PROXY WO# 23575- TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD **                    IVR Revision 06-06-12
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting.”
IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM

SPEECH:
“Okay, you’ll be voting your proxy for the Invesco Closed-End Funds”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”
THE VOTING OPTIONS ARE THEN OFFERED:
“You can vote in one of two ways...To vote as the Board Recommends on all Proposals, press 1; or To vote on each Proposal Individually, press 2.”
OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
“Please note: Your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote all proposals in accordance with the recommendations of the Board.”
“If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound).”
IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:

“Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” The system then prompts the voting options again.
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”
OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
THE SHAREHOLDER HEARS:
“Okay, I’ll take you through each proposal”
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 1 (Non-Director):
“PROPOSAL 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 1 (Director):

“Proposal 1:   To vote FOR ALL nominees, Press 1.   To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on all nominees”
IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”
THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”
AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”
THEN THE SHAREHOLDER HEARS:
“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”
WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 2,2a,2b,2b.i,2b.ii, or 2b.iii (Non-Director) :
“PROPOSAL 2:     “To vote FOR Press 1;     AGAINST Press 2;     Or to ABSTAIN Press 3”
“PROPOSAL 2a:     “To vote FOR Press 1;     AGAINST Press 2;     Or to ABSTAIN Press 3”
“PROPOSAL 2b:     “To vote FOR Press 1;    AGAINST Press 2;     Or to ABSTAIN Press 3”
“PROPOSAL 2b.i:     “To vote FOR Press 1;     AGAINST Press 2;     Or to ABSTAIN Press 3”
“PROPOSAL 2b.ii:     “To vote FOR Press 1;     AGAINST Press 2;    Or to ABSTAIN Press 3”
“PROPOSAL 2b.iii:     “To vote FOR Press 1;     AGAINST Press 2;    Or to ABSTAIN Press 3”
OR
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 2 (Single Director):
“Proposal 2:     To vote FOR the nominee, Press 1.     To vote WITHHOLD, Press 2.
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for the nominee”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on the nominee”
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 3 (Non-Director):
“PROPOSAL 3:    “To vote FOR Press 1;     AGAINST Press 2;     Or to ABSTAIN Press 3”
OR
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 3b, 3b.i or 3c.i

(Single Director):
“Proposal 3b,3b.i or 3c.i:     To vote FOR the nominee, Press 1.    To vote WITHHOLD, Press 2.
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for the nominee”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on the nominee”
OR
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 3, 3a or 3d (Director):
“Proposal 3, 3a or 3d:     To vote FOR ALL nominees, Press 1.    To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on all nominees “
IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”
THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”
AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”
THEN THE SHAREHOLDER HEARS:
“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”
WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
“Okay, finished withholding from nominees”
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 4a (Single Director):
“Proposal 4a:     To vote FOR the nominee, Press 1.    To vote WITHHOLD, Press 2.
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for the nominee”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on the nominee”
OR
MATCHING THE SHAREHOLDER’S PROXY CARD, IF THE SHAREHOLDER HAS PROPOSAL 4 or 4b (Director):
“Proposal 4 or 4b:    To vote FOR ALL nominees, Press 1.    To WITHHOLD your vote from all

nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on all nominees”
IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”
THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”
AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”
THEN THE SHAREHOLDER HEARS:
“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”
WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
“Okay, finished withholding from nominees”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE

HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Thank you for calling Invesco.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 1.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds Press 2.
If you plan to attend the Invesco Van Kampen Exchange Fund Annual Meeting of Partners Press 3.
OPTION 1	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds currently scheduled for 1:00 p.m. Eastern Time on July 17, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions please Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds currently scheduled for 2:00 p.m. Eastern Time on July 17, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions please Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Invesco Van Kampen Exchange Fund Annual Meeting of Partners currently scheduled for 2:00 p.m. Eastern Time on July 17, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions please Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200.]

Again thank you for calling Invesco.